UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16767 North Perimeter Drive, Suite 210,

Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 14, 2013, Spirit Realty Capital issued two press releases announcing the declaration of a cash dividend to its stockholders for the first quarter of 2013. A cash dividend of $0.3125 per share of common stock will be paid on April 16, 2013 to stockholders of record on April 1, 2013. Copies of the press releases are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Press release, dated March 14, 2013.

99.2	Press release, dated March 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Senior Vice President, Assistant Secretary and Treasurer

Date: March 14, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated March 14, 2013

99.2	Press release, dated March 14, 2013